UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One M&T Plaza, Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 17, 2012, the United States Department of the Treasury (the “Treasury”) closed an underwritten secondary public offering (the “Warrant Offering”) of 1,218,522 warrants (the “Warrants”), each representing the right to purchase one share of common stock, par value $0.50 per share, of M&T Bank Corporation (the “Company”). The Warrants have an exercise price of $73.86 per share and expire on December 23, 2018. In connection with the Warrant Offering, the Company entered into an underwriting agreement, dated as of December 11, 2012 (the “Underwriting Agreement”), among the Company, Treasury and Deutsche Bank Securities Inc., on behalf of themselves and the several underwriters specified therein. The Warrants have been approved for listing on the New York Stock Exchange under the symbol “MTB WS.”

The public offering price and the allocation of the Warrants in the Warrant Offering were determined by an auction process. The public offering price of the Warrants was equal to $26.50 per warrant. The Company did not receive any of the proceeds of the Warrant Offering.

Also in connection with the Warrant Offering, the Company entered into a warrant agreement (the “Warrant Agreement”), dated as of December 11, 2012, with Registrar and Transfer Company, as warrant agent. Additionally, the Company and certain of its officers and directors have agreed to enter into 45-day “lock-up” agreements in substantially the form included in the Underwriting Agreement and subject to customary exceptions.

The Warrant Offering described in this Current Report on Form 8-K is more fully described in a prospectus supplement filed with the Securities and Exchange Commission on December 12, 2012, supplementing the prospectus dated June 26, 2012, as filed with the Commission as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-182348) (the “Registration Statement”). The foregoing descriptions of the Underwriting Agreement and the Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1 and 4.1, respectively.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of December 11, 2012, among M&T Bank Corporation, the United States Department of the Treasury and, on behalf of themselves and the several underwriters named therein, Deutsche Bank Securities Inc.

4.1	Warrant Agreement, dated as of December 11, 2012, between M&T Bank Corporation and Registrar and Transfer Company (incorporated by reference to Exhibit 4.1 of M&T Bank Corporation’s Registration Statement on Form 8-A filed December 12, 2012).

4.2	Form of Warrant (incorporated by reference to Exhibit 4.2 of M&T Bank Corporation’s Registration Statement on Form 8-A filed December 12, 2012).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, regarding the Warrants.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation

Date: December 17, 2012

	By:	/s/ Drew J. Pfirrman
	Name:	Drew J. Pfirrman
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of December 11, 2012, among M&T Bank Corporation, the United States Department of the Treasury and, on behalf of themselves and the several underwriters named therein, Deutsche Bank Securities Inc.

4.1	Warrant Agreement, dated as of December 11, 2012, between M&T Bank Corporation and Registrar and Transfer Company (incorporated by reference to Exhibit 4.1 of M&T Bank Corporation’s Registration Statement on Form 8-A filed December 12, 2012).

4.2	Form of Warrant (incorporated by reference to Exhibit 4.2 of M&T Bank Corporation’s Registration Statement on Form 8-A filed December 12, 2012).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, regarding the Warrants.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).